SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 12, 2000
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                          333-72493               75-2006294
--------                          ---------               ----------
(State or Other Juris-           (Commission          (I.R.S. Employer
diction of Incorporation)       File Number)       Identification No.)



       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000
                                 --------------





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                                       -2-

Item 5.           Other Events.


                  On or about September 28, 2000, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 2000-S11 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

                  In connection with the expected sale of the Series 2000-S11 Certificates, the Registrant has been advised by Goldman, Sachs & Co. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans (the "Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




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                                       -3-


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                                 Item 601(a) of
                                 Regulation S-K
          Exhibit No.            Exhibit No.                Description
          -----------           -----------                 -----------
               1                    99                  Collateral Term Sheets



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                                       -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES I, INC.

                                             By:        /s/ Randy Van Zee
                                             Name:      Randy Van Zee
                                             Title:     Vice President




Dated: September 12, 2000


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                                       -5-

EXHIBIT INDEX


               Item 601 (a) of            Sequentially
Exhibit        Regulation S-K             Numbered
Number         Exhibit No.                Description              Format


1                   99                      Collateral Term     Electronically
                                            Sheets



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                                       -6-


                                    EXHIBIT 1



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All  information  in this Term  Sheet,  whether  regarding  assets  backing  any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                September 6, 2000


                Preliminary Structural and Collateral Term Sheet


                $400,000,000 (approximate) of Senior Certificates
                 Residential Funding Mortgage Securities I, Inc.
                           RFMSI Series 2000-S11 Trust

----------------------------------------------------

            Features of the Transaction
----------------------------------------------------
o Offering consists of $400,000,000 of senior certificates with a Certificate Interest Rate of 7.75% expected to be rated AAA by two of three rating agencies: Moody's, S&P, or Fitch
o The expected amount of credit support for the senior certificates is 4.0% +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral consists of single family, 20-year to 30-year, fixed-rate residential, first mortgages originated or acquired by Residential Funding Corporation.
o    The amount of senior certificates is approximate and may vary by up to 5%.


------------------------------------------------------

    Preliminary Mortgage Pool Data (approximate)
------------------------------------------------------
Total Outstanding Principal Balance:     $416,500,000
Number of Mortgage Loans:                        1190
Average Principal Balance of the             $350,000
Mortgage Loans:
Weighted Average Annual Mortgage         8.55 +/- .1%
Interest Rate:
Weighted Average Maturity:                  357 +/- 2
                                                  mos
Weighted Average Seasoning:               2 +/- 2 mos
Weighted Average Original Loan-To-Value    75% +/- 2%
Ratio:
Originated Under the Full or
Alternative Documentation Program:             85-90%
Prepayment Penalty:                            5% Max
Cash-out Refinance                                 8%

Geographic Distribution:        Type of Dwelling:

California        50% Max       Single-Family  95%
                                Detached




--------------------------------------------------------

                       Key Terms
--------------------------------------------------------
Issuer:                    RFMSI Series 2000-S11 Trust
Underwriter:               Goldman, Sachs & Co.

Depositor/Master           Residential Funding
Servicer:                  Mortgage Securities I, Inc.
                           / Residential Funding
                           Corporation
Trustee:                   Bank One or Banker's Trust
Type of Issuance:          Public
Servicer Advancing:        Yes, subject to
                           recoverability
Compensating Interest:     Yes, to the extent of
                           Master Servicing, but in no
                           case more than 1/12th of
                           0.125% of the Pool
                           Scheduled Principal Balance
                           for such Distribution Date
Legal Investment:          The senior certificates are
                           expected to be SMMEA
                           eligible at settlement
Interest Accrual:          Prior calendar month
Clean Up Call:             10% of the Cut-off Date
                           principal balance of the
                           Mortgage Loans
ERISA Eligible:            Underwriter's exemption may
                           apply to senior
                           certificates, however
                           prospective purchasers
                           should consult their own
                           counsel
Tax Treatment:             REMIC; senior certificates
                           are regular interests
Structure:                 Senior/Subordinate;
                           shifting interest with a
                           five year prepayment
                           lockout to subordinate
                           certificates
Expected Subordination:    4.0% +/- 0.50%
Expected Rating Agencies:  Two of three : Fitch IBCA,
                           Inc. ("Fitch"), Standard &
                           Poor's ("S&P"), and Moody's
                           ("Moody's")
Minimum Denomination:      Senior certificates -
                           $25,000
Delivery:                  Senior certificates - DTC



--------------------------------------------------------

                      Time Table
--------------------------------------------------------
Expected Settlement:               September 28, 2000
Cut-off Date:                       September 1, 2000
First Distribution Date:             October 25, 2000
Distribution Date:          25th or next business day


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This  material is for your private  information  and we are not  soliciting  any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding
market  conditions  and  other  matters  as  reflected   therein.   We  make  no
representations   regarding  the  reasonableness  of  such  assumptions  or  the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC")
and  incorporated  by  reference  into  an  effective   registration   statement
previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


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